EXHIBIT 10.37

                    AMENDMENT TO SECOND AMENDED AND RESTATED
                               SECURITY AGREEMENT

      THIS AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT (this "Amendment"), is dated as of July 31, 2003 and amends the Second Amended and Restated Security Agreement (the "A&R Security Agreement"), dated as of May 28, 2003, entered into by and among Diomed, Inc., a Delaware corporation (the "Grantor"), Gibralt US, Inc., a Colorado corporation (the "Designated Note Purchaser" and the "Designated Lender") for the benefit of the Secured Parties referred to therein. Capitalized terms used but not defined herein shall have their respective meanings set forth in the First Exchange Agreement, unless the context clearly indicates otherwise.

      In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the A&R Security Agreement as follows:

      1. Section 8.1 of the A&R Security Agreement is hereby amended by deleting the phrase "July 31, 2003" therein and inserting in lieu of such phrase "November 15, 2003."

      2. All other terms and conditions of the First Exchange Agreement shall remain in full force and effect.

                            [Signature page follows.]

      IN WITNESS WHEREOF, this Amendment has been duly executed by the Grantor and the Designated Note Purchaser and the Designated Lender as of the date set forth above.

                                        DIOMED, INC.

                                        By:_____________________________________
                                        Name:  James A. Wylie, Jr.
                                        Title: Chief Executive Officer

                                        ACKNOWLEDGED AND ACCEPTED:

                                        GIBRALT US, INC.,
                                             As the Designated Note Purchaser
                                             and the Designated Lender

                                        By:_____________________________________
                                        Name:  Johnny Ciampi
                                        Title: Authorized Person